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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 1, 2004


                             MASTERCARD INCORPORATED
             (Exact name of registrant as specified in its charter)

          DELAWARE                         000-50250             13-4172551
(State or other jurisdiction              (Commission          (IRS Employer
     of incorporation)                    File Number)       Identification No.)

              2000 PURCHASE STREET
               PURCHASE, NEW YORK                                  10577
    (Address of principal executive offices)                    (Zip Code)

                                 (914) 249-2000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

      Set forth below are tables that provide information regarding the performance results for the three and nine months ended September 30, 2004 for the payment programs of MasterCard International Incorporated and MasterCard Europe sprl (collectively, "MasterCard"), the principal operating subsidiaries of MasterCard Incorporated. In addition, set forth below are tables that provide information regarding MasterCard's payment programs for the years ended December 31, 2003 and 2002, in each case restated to present the information on the same basis as the information in the tables for the three and nine months ended September 30, 2004.

      The tables set forth the gross dollar volume ("GDV"), purchase volume, cash volume and the number of purchase transactions, cash transactions, accounts, cards and acceptance locations on a regional basis for MasterCard(R)-branded and MasterCard Electronic(TM)-branded cards. Growth rates over prior periods are provided for volume-based data.


                                                     FOR THE 3 MONTHS ENDED SEPTEMBER 30, 2004
                  ------------------------------------------------------------------------------------------------------------------
ALL PROGRAMS         GDV       GROWTH    PURCHASE   GROWTH      PURCHASE      CASH      GROWTH      CASH        ACCOUNTS     CARDS
EXCEPT ON-LINE                           VOLUME              TRANSACTIONS   VOLUME              TRANSACTIONS
DEBIT PROGRAMS    (BILLIONS)  (LOCAL)   (BILLIONS)  (LOCAL)    (MILLIONS)  (BILLIONS)  (LOCAL)   (MILLIONS)   (MILLIONS)  (MILLIONS)
                  ------------------------------------------------------------------------------------------------------------------
South Asia /
  Middle East
  Africa            $4.1       25.5%      $2.9       26.2%        46.4       $1.2        23.7%      10.4           9.8        11.7
Asia / Pacific      55.0        2.3%      36.6       11.4%       413.4       18.4       -11.9%      63.0         118.8       128.4
Europe             101.0       14.9%      76.0       14.7%     1,046.3       25.0        15.3%     189.5          97.0       108.7
Latin America       16.9       32.5%       7.6       27.5%       211.5        9.3        36.8%      80.7          42.8        53.5
Canada              12.9       12.7%      10.8       13.7%       157.3        2.1         7.9%       4.7          22.4        27.9
United States      176.0        7.7%     132.9        7.7%     1,879.6       43.1         7.4%     151.7         270.9       325.8
Worldwide          365.9       10.0%     266.8       11.1%     3,754.5       99.1         7.2%     500.2         561.7       656.0


CREDIT PROGRAMS

United States      139.0       4.4%      109.7        6.9%     1,321.9       29.3        -4.1%      19.5         218.0       267.5
Worldwide          298.5       8.4%      229.5       11.2%     2,933.3       69.0         0.1%     221.0         481.8       568.1


OFF-LINE DEBIT
  PROGRAMS

United States       37.0      22.1%       23.2       11.8%       557.7       13.8        44.2%     132.2          52.9        58.3
Worldwide           67.4      17.7%       37.3       10.5%       821.2       30.1        28.1%     279.2          79.8        87.9

                                                    FOR THE 9 MONTHS ENDED SEPTEMBER 30, 2004
                --------------------------------------------------------------------------------------------------------------------
ALL PROGRAMS       GDV       GROWTH    PURCHASE   GROWTH      PURCHASE      CASH      GROWTH      CASH         ACCOUNTS      CARDS
EXCEPT ON-LINE                         VOLUME              TRANSACTIONS   VOLUME              TRANSACTIONS
DEBIT PROGRAMS  (BILLIONS)  (LOCAL)   (BILLIONS)  (LOCAL)    (MILLIONS)  (BILLIONS)  (LOCAL)   (MILLIONS)    (MILLIONS)   (MILLIONS)
                --------------------------------------------------------------------------------------------------------------------
South Asia /
  Middle East
  Africa          $11.2      26.5%       $7.8      26.8%        133.7       $3.3      25.8%       29.0           9.8         11.7
Asia / Pacific    165.4       0.5%      109.8      12.6%      1,187.7       55.6     -17.0%      174.1         118.8        128.4
Europe            285.4      14.6%      217.0      15.1%      2,937.3       68.4      13.1%      546.8          97.0        108.7
Latin America      47.6      31.4%       21.1      26.0%        597.3       26.5      36.0%      230.9          42.8         53.5
Canada             35.7      13.0%       29.8      13.8%        439.4        5.9       8.9%       13.8          22.4         27.9
United States     503.2       7.6%      383.2       9.6%      5,378.3      120.0       1.8%      418.0         270.9        325.8
Worldwide        1048.5       9.5%      768.8      12.2%     10,673.8      279.8       2.5%    1,412.6         561.7        656.0


CREDIT PROGRAMS

United States     399.9       6.2%      316.0       8.9%      3,779.0       83.9      -3.0%       55.7         218.0        267.5
Worldwide         858.6       9.2%      661.1      12.6%      8,330.0      197.4      -0.9%      624.1         481.8        568.1


OFF-LINE DEBIT
  PROGRAMS

United States     103.3      13.6%       67.2      12.8%      1,599.4       36.1      15.2%      362.3          52.9         58.3
Worldwide         190.0      10.7%      107.6       9.9%      2,343.7       82.4      11.8%      788.5          79.8         87.9

                                                      FOR THE YEAR ENDED DECEMBER 31, 2003
                -------------------------------------------------------------------------------------------------------------------
ALL PROGRAMS       GDV       GROWTH   PURCHASE   GROWTH      PURCHASE      CASH      GROWTH      CASH         ACCOUNTS      CARDS
EXCEPT ON-LINE                        VOLUME              TRANSACTIONS   VOLUME              TRANSACTIONS
DEBIT PROGRAMS  (BILLIONS)  (LOCAL)  (BILLIONS)  (LOCAL)    (MILLIONS)  (BILLIONS)  (LOCAL)   (MILLIONS)    (MILLIONS)   (MILLIONS)
                -------------------------------------------------------------------------------------------------------------------
South Asia /
  Middle East
  Africa          $11.3      18.1%      $8.0      17.9%        158.3       $3.4       18.6%      31.8            8.4         9.8
Asia / Pacific    213.0      -9.0%     128.9       1.2%      1,441.0       84.2      -21.2%     197.1          110.5       122.2
Europe            315.4      13.3%     239.5      14.1%      3,521.4       75.9       10.7%     706.2           89.5       100.1
Latin America      53.0      31.3%      24.0      20.3%        689.5       29.0       42.0%     269.8           38.0        47.7
Canada             41.7      14.7%      34.7      14.9%        539.9        7.0       13.7%      17.8           20.2        26.6
United States     636.6       5.7%     481.1       8.8%      6,839.2      155.6       -2.9%     557.9          263.3       319.8
Worldwide       1,271.1       5.8%     916.0       9.6%     13,189.3      355.0       -2.7%   1,780.7          529.9       626.3


CREDIT PROGRAMS

United States     514.5       5.9%     399.6       7.3%      4,889.8      114.9        1.3%      82.1          215.3       266.7
Worldwide        1043.9       5.4%     785.9       9.0%     10,300.9      258.0       -4.3%     740.8          460.9       546.5


OFF-LINE DEBIT
  PROGRAMS

United States     122.2       5.1%      81.5      17.2%      1,949.4       40.7      -13.0%     475.9           48.0        53.1
Worldwide         227.1       7.8%     130.2      12.8%      2,888.4       97.0        1.8%   1,039.9           68.9        79.8

                                                        FOR THE YEAR ENDED DECEMBER 31, 2002
                --------------------------------------------------------------------------------------------------------------------
ALL PROGRAMS       GDV       GROWTH   PURCHASE   GROWTH       PURCHASE      CASH       GROWTH      CASH         ACCOUNTS     CARDS
EXCEPT ON-LINE                        VOLUME               TRANSACTIONS   VOLUME               TRANSACTIONS
DEBIT PROGRAMS  (BILLIONS)  (LOCAL)  (BILLIONS)  (LOCAL)     (MILLIONS)  (BILLIONS)   (LOCAL)   (MILLIONS)    (MILLIONS)  (MILLIONS)
                --------------------------------------------------------------------------------------------------------------------
South Asia /
  Middle East
  Africa            $7.9      22.9%     $5.6      23.4%         141.2       $2.4        21.7%       26.1            6.7        7.7
Asia / Pacific     223.2      10.6%    121.3       6.9%       1,304.9      101.9        15.4%      213.0          100.9      112.1
Europe             241.9      14.7%    183.3      14.6%       3,104.7       58.6        15.0%      669.3           77.4       87.1
Latin America       44.3      67.8%     21.6      16.9%         598.9       22.7       186.6%      219.6           35.2       44.4
Canada              32.3      18.0%     26.8      18.2%         473.4        5.5        16.9%       16.8           18.5       24.3
United States      602.2      16.2%    442.0      15.4%       6,245.0      160.2        18.3%      638.0          251.5      315.8
Worldwide        1,151.8      16.2%    800.6      14.0%      11,868.1      351.3        21.4%    1,782.8          490.2      591.4


CREDIT PROGRAMS

United States      485.9      15.3%    372.4      14.7%       4,569.7      113.5        17.5%       93.7          210.0      267.5
Worldwide          950.8      14.7%    692.1      13.6%       9,302.0      258.7        17.8%      706.5          428.2      517.4


OFF-LINE DEBIT
  PROGRAMS

United States      116.3      19.8%     69.5      19.4%       1,675.3       46.7        20.3%      544.3           41.5       48.3
Worldwide          201.0      23.7%    108.4      16.8%       2,566.1       92.5        32.8%    1,076.3           62.0       73.9

                       AT
                SEPTEMBER 30, 2004
                ------------------
ALL PROGRAMS        ACCEPTANCE
EXCEPT ON-LINE      LOCATIONS
DEBIT PROGRAMS      (MILLIONS)
                ------------------
South Asia /
  Middle East
  Africa              .5
Asia / Pacific       8.5
Europe               7.0
Latin America        1.8
Canada                .6
United States        5.6
Worldwide           24.0



      Maestro(R) and Cirrus(R) on-line debit transactions, Mondex(R) transactions and other branded transactions are not included in the preceding tables.

      For purposes of the tables: GDV represents purchase volume plus cash volume and includes the impact of balance transfers and convenience checks; purchase volume means the aggregate dollar amount of purchases made with MasterCard-branded cards for the relevant period; and cash volume means the aggregate dollar amount of cash disbursements obtained with MasterCard-branded cards for the relevant period. The number of cards includes virtual cards, which are MasterCard-branded payment accounts in connection with which functional cards are not generally issued. Acceptance locations include merchant locations, ATMs and other locations where cash may be obtained.

      The MasterCard payment product is comprised of both credit programs and off-line debit programs, and certain data relating to each type of program is included in the tables. Credit programs include MasterCard-branded credit and charge programs. Off-line debit programs include MasterCard-branded debit programs where the primary means of cardholder validation at the point of sale is for cardholders to sign a sales receipt.

      Information denominated in U.S. dollars is calculated by applying an established U.S. dollar/local currency exchange rate for each local currency in which MasterCard volumes are reported. These exchange rates are calculated on a quarterly basis using the average exchange rate for each quarter. However, MasterCard reports period-over-period rates of change in GDV, purchase volume and cash volume solely on the basis of local currency information, in order to eliminate the impact of changes in the value of foreign currencies against the U.S. dollar in calculating such rates of change. Accordingly, the period-over-period rates of change set forth in the tables cannot be extrapolated directly by reference to dollar volume information presented by MasterCard for the current and historical periods.

      The data set forth in the GDV, purchase volume, purchase transactions, cash volume and cash transactions columns is derived from information provided by MasterCard members that is subject to logical and statistical verification by MasterCard and partial cross-checking against information provided by MasterCard's transaction processing systems. The data set forth in the accounts, cards and acceptance locations columns is derived from information provided by MasterCard members and is subject to certain limited logical and statistical verification by MasterCard. Certain information with respect to acceptance locations is provided by third parties and has not been independently verified by MasterCard. All data is subject to revision and amendment by MasterCard's members subsequent to the date of its release.

      A portion of the data set forth in the accounts and cards columns reflects the impact of routine portfolio changes among members and other practices that may lead to over counting of the underlying data in certain circumstances.

      The tables include information with respect to MasterCard-branded transactions that are not processed by MasterCard and transactions for which MasterCard does not earn revenues. Cash volume growth for offline debit programs in the U.S. region has increased significantly as a result of stricter enforcement of reporting requirements for such data.

      Certain information in the preceding tables has been the subject of prior public release by MasterCard. The information in the preceding tables for the years ended December 31, 2003 and 2002 has been restated to conform to the presentation of information in the tables for the three and nine months ended September 30, 2004 and to reflect revisions to certain historical statistical information provided by MasterCard's members subsequent to the previous release of this information by MasterCard.

      Attached also as Exhibit 99.1 is a press release issued by MasterCard International Incorporated, dated November 1, 2004, which further discusses the results of MasterCard's payment programs for the three and nine months ended September 30, 2004.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

    Exhibit 99.1 Press Release of MasterCard International Incorporated, dated November 1, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Mastercard incorporated

Date: November 1, 2004                 By    /s/ Noah J. Hanft
                                           -------------------------------------
                                             Noah J. Hanft
                                             General Counsel and Secretary